UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 8, 2007

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

NEVADA                     002-80891                     11-2620387

                                                        (State or other jurisdiction         (Commission                   (IRS Employer

                                                             of incorporation)                 File Number)               Identification No.)

1739 University Ave. #339, Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (601) 213-3629

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 8, 2007, the Company entered into an Asset Purchase Agreement with Boveran, LLC, a private limited liability company engaged in the development of cancer detection technology and equipment technologies and related systems. Under the terms of the Agreement, the Company will acquire all of Boveran's right, title and interest in Boveran's assets, including but not limited to inventory, accounts receivable, contracts, intellectual property and permits. Company will pay to Boveran $500,000 in the form of Convertible Preferred Stock. Closing date of the Agreement is January 9, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Attached hereto as Exhibit 10 is the Asset Purchase Agreement between Modern Technology Corp. and Boveran, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

/s/ Anthony K. Welch

Date:     January 10, 2007                                                Anthony K. Welch, CEO